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                                                                   EXHIBIT 10.16

                       AMENDMENT TO EMPLOYMENT AGREEMENT


     This AMENDMENT TO EMPLOYMENT AGREEMENT (this "Amendment") is made and entered into as of November 19, 1999, by and between Navigant International, Inc., (the "Company") and Neville Teagarden ("Employee").

                                 RECITAL
                                 -------

     WHEREAS the Company and the Employee are parties to an Employment Agreement, dated as of December 23, 1998, (the "Agreement"), which the Company and Employee now desire to amend as set forth herein.

                                 AGREEMENT
                                 ---------

     NOW THEREFORE, in consideration of the mutual promises herein made and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, Assignor, Assignee and Employee hereby agree as follows:

     Section 1.  Amendments.
                 ----------

            (a) Section 2, Position and Duties, of the Agreement is hereby amended to delete the first sentence of such Section, and to replace it with the following:

            "The Company hereby employs Employee as Chief Information Officer."

            (b) Section 3(a), Base Salary, of the Agreement is hereby amended to delete the first sentence of such Section, and to replace it with the following:

            "Effective on November 19, 1999, the base salary payable to Employee shall be $180,000.00 per year, payable on a regular basis in accordance with the Company's standard payroll procedures, but not less than monthly."

            (c) Section 3(b), Perquisites, Benefits, and Other Compensation, is hereby amended by the addition of a new sentence at the end of such Section as follows:

            "The Employee shall also be provided an automobile allowance of $400.00 per month."

     Section 2. Effect. Except as specifically amended by this Amendment, the Agreement will remain in full force and effect. All references to the "Agreement" in the Agreement will hereafter be deemed to refer to the Agreement as amended hereby.

     Section 3.  Miscellaneous.
                 -------------

            (a) Definitions. Capitalized terms used and not defined herein have the meanings given to such terms in the Agreement.
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            (b) Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

            (c) Governing Law. This Amendment will be governed by the Governing Law provision contained in the Agreement.


     IN WITNESS WHEREOF, the Company and Employee have executed this Amendment as of the date first above written.


COMPANY                                 EMPLOYEE


NAVIGANT INTERNATIONAL, INC.


By: /s/ Robert C. Griffth                        /s/ Neville Teagarden
    ---------------------------         ----------------------------------------
    Robert C. Griffith,                            Neville Teagarden
    Chief Financial Officer



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